STERLING CAPITAL CORPORATION
                  Report for the Six Months Ended June 30, 1999






                                    OFFICERS

Walter Scheuer ........................     Chairman of the Board of Directors
Wayne S. Reisner ......................     President
Michael Carey .........................     Vice President and Treasurer
Tracey Stefano  .......................     Secretary


                                    DIRECTORS

 Jay Eliasberg                                           Nathan Kingsley
 Arthur P. Floor                                         Archer Scherl
                                 Walter Scheuer


Transfer Agent and Registrar                               Custodian

Registrar and Transfer Company                            Citibank, N.A.
     10 Commerce Drive                                    120 Broadway
  Cranford, New Jersey 07016                        New York, New York  10271

        Auditors                                         General Counsel

   Stavisky Knittle Tocci &                                Skadden, Arps,
        Goldstein L.L.P.                               Slate, Meagher & Flom
      342 Madison Avenue                                 919 Third Avenue
   New York, New York 10173                          New York, New York 10022

                          STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                              New York, N.Y. 10022



August 23, 1999


To our Shareholders:

         Equity prices remained in an uptrend during the first half of 1999 with both the Dow Jones Industrial Average and the S&P 500 Index posting double digit increases. The performance disparity between those stocks with the largest capitalization and the rest of the market finally shifted in the latest period with the average stock performing as well as the capitalization weighted indices. After a prolonged period of underperformance, small capitalization stocks rallied sharply in the second quarter which enabled the Russell 2000 Index to show a respectable 8.5% increase for the six month period. This broadening of the market advance to include more stocks benefited our portfolio and led to a first half gain of 13% versus an increase of 11.7% for the S&P 500 Index.

         The bond market did not fare well in the first half with the Lehman Long-term Bond Index declining more than 10% in price. In contrast to last year's concerns regarding deflation, stronger than expected rates of GDP growth and a tight labor market led to fears of higher inflation, which in turn, resulted in an increase in short-term interest rates by the Federal Reserve on June 24. Although the reported inflation rates at both the consumer and producer level so far have remained low, signs of upward pressure on wages have been reported with both average hourly earnings and the employment cost index rising at a faster rate in the second quarter. Energy and other commodity prices are showing an upward bias and an economic recovery in foreign markets combined with a weaker dollar could contribute to future inflation. As a result, investors continue to have a cautious outlook towards the bond market, and long-term Treasury yields, which reached a low of 4.75% during the fourth quarter of 1998, remain close to 6%.

         The pace of economic growth is expected to slow to under 3% in the current quarter in response to higher interest rates, but the expansion, which is now in its ninth year, should continue. Job creation remains strong, incomes are rising , and consumer spending is not likely to experience a meaningful downturn in the near term. Corporate profits, after a weak performance in 1998, rebounded with an 11% increase in the second quarter representing the best quarterly gain since 1997. Given the weakness in earnings in the last year's third quarter, profit comparisons are estimated to show an even larger increase of approximately 20% in the current quarter.

         Despite its recent strong performance, the general equity market does face some important obstacles. The first half increase in interest rates occurred at a time when most market models already indicated that stocks were overvalued relative to bonds. The Federal Reserve's stock market model, which compares earnings yields to ten year bond yields, presently shows an overvaluation for equities of 30%. Such high levels of valuation leave little room for appreciation, especially if interest rates increase further or disappointing economic developments occur. On the other hand, we would note that extremely high valuations of a few large capitalization growth stocks has distorted the valuation of the S&P 500 Index. Therefore, the average stock is not nearly as expensive as the index would suggest and many stocks are selling at price/earnings ratios of only 50-60% that of the overall market. As a result, we are still able to find stocks that have reasonable valuations relative to their earnings prospects.

         Enclosed is a report of our Corporation's operations for the six months ended June 30, 1999. The unaudited net asset value per share of the Corporation's Common Stock as at June 30, 1999 was $9.58, as compared with its audited net asset value at December 31, 1998 of $8.48 per share, in both instances giving effect to the Corporation's distribution to shareholders of $.04 per share paid on January 22, 1999 to shareholders of record at the close of business on December 30, 1998. As at August 20, 1999 the unaudited net asset value per share was approximately $9.01 after further giving effect to a distribution to shareholders of $.04529 per share, payable on September 10, 1999 to shareholders of record at the close of business on August 27, 1999. As at June 30, 1999 and August 20, 1999 the closing sales price for shares of the Corporation's Common Stock on the American Stock Exchange was $6.875 and $7.00 respectively. Thus, as at June 30, 1999 and August 20, 1999 the market price for the Corporation's shares represented discounts of approximately 28% and 22%, respectively, from the Corporation's net asset values at such dates.

         Certain of the Corporation's officers and directors and their associates may from time to time add to their investments in the Corporation's Common Stock by open market purchases or in private transactions. Since January 1, 1999 certain of the Corporation's officer's and directors and their associates have purchased an aggregate of 20,600 shares of the Corporation's capital stock. Officers and directors of the Corporation currently own beneficially, directly or indirectly, an aggregate of 1,967,296 shares (78.7% of the outstanding shares) of the Corporation's capital stock, not including 101,000 shares (4.04% of the Corporation's outstanding shares) owned by certain associates of such persons with respect to which such officers and directors disclaim any beneficial interest.




Very truly yours,



Wayne S. Reisner
President

                          STERLING CAPITAL CORPORATION
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1999
                                   (Unaudited)

                                                         Number of    Market Value
                                                           Shares       (Note A)
                                                           ------       --------
Common and Preferred Stocks - 73.75%
Financial Services - 17.63%
 Mellon Bank Corp. ..............................         24,000      $  873,000
 Chase Manhattan Corp. ..........................         10,000         865,000
 American Express Co. ...........................          3,000         390,375
 MBIA, Inc. .....................................          6,000         388,500
 Citigroup Inc. .................................          7,500         356,250
 PNC Bank Corp. .................................          5,000         288,125
 Equitable Cos Inc. .............................          3,500         234,500
 Fleet Financial Group ..........................          5,000         221,875
 Chicago Title ..................................          5,000         178,437
 KeyCorp ........................................          5,000         160,625
 Amerus Life Holdings 7% Pfd ....................          5,000         136,250
 Conseco Financing Trust Pfd ....................          5,000         127,500
                                                                      ----------
                                                                      $4,220,437
                                                                      ----------

Real Estate and
Real Estate Investment Trusts - 13.38%
 Camden Property Trust ..........................         22,690      $  629,648
 Chateau Communities, Inc. ......................         15,630         467,923
 Amli Residential Properties Trust ..............         18,000         402,750
 Equity Residential Properties Trust ............          7,950         358,247
 St. Joe Co. ....................................         10,000         270,000
 Catellus Development Corp. * ...................         17,500         266,875
 Equity Office Properties Trust .................         10,000         256,250
 Felcor Lodging Trust Inc. ......................         10,000         207,500
 Equity Residential Properties Trust Pfd C ......          5,000         127,500
 CarrAmerica Realty Trust 8.55% Pfd C ...........          5,000         115,625
 Prison Realty Trust ............................         10,000          98,125
 Merry Land Properties Inc. * ...................            750           3,703
                                                                      ----------
                                                                      $3,204,146
                                                                      ----------

* Non-income producing security

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                  June 30, 1999
                                   (Unaudited)

                                                      Number of   Market Value
                                                        Shares     (Note A)
                                                        ------     --------
Consumer Goods - 13.02%
 Windmere Durable Holdings * ....................      135,200   $2,281,500
 Kimberly-Clark Corp. ...........................        7,000      399,000
 American Greetings Cl A ........................       10,000      301,250
 Eastman Kodak Co. ..............................        2,000      135,500
                                                                 ----------
                                                                 $3,117,250
                                                                 ----------

Telecommunication and Media - 10.23%
 BCE, Inc. ......................................       15,000   $  739,687
 SBC Communications Inc. ........................       10,000      580,000
 Viacom Inc. Cl A * .............................       10,000      441,250
 GTE Corp. ......................................        5,000      377,500
 AT&T Liberty Media A * .........................        6,000      220,500
 Telebras - Sponsored ADR .......................        1,000       90,000
 Telecomunicacoes Br - Telebras ADS * ...........        1,000           63
                                                                 ----------
                                                                 $2,449,000
                                                                 ----------

Technology - 8.18%
 Parkervision Inc. * ............................       22,000   $  770,000
 Koninklijke Philips Electronics ................        4,600      464,025
 Avnet, Inc. ....................................        6,000      279,000
 Computer Associates ............................        3,000      164,250
 Ciber Inc. * ...................................        5,000       95,625
 Lockheed Martin Corp. ..........................        2,500       93,125
 Filenet Corp. * ................................        8,000       91,500
                                                                 ----------
                                                                 $1,957,525
                                                                 ----------

Office Equipment and Services - 3.44%
 Xerox Corp. ....................................       10,000   $  590,625
 OfficeMax Inc. * ...............................       10,000      120,000
 Ikon Office Solutions ..........................        7,500      112,500
                                                                 ----------
                                                                 $  823,125
                                                                 ----------

* Non-income producing security


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                  June 30, 1999
                                   (Unaudited)

                                                          Number of  Market Value
                                                             Shares    (Note A)
                                                             ------    --------
Healthcare - 2.26%
 Rhone Poulenc S.A. ADR ............................         5,886   $   272,595
 Pharmacia & Upjohn, Inc. ..........................         3,000       170,438
 Rite Aid Corp. ....................................         4,000        98,500
 Matria Healthcare, Inc. * .........................            40           290
                                                                     -----------
                                                                     $   541,823
                                                                     -----------

Transportation Services - 2.00%
 KLM Royal Dutch Airlines ..........................        10,000   $   285,625
 Ryder System Inc. .................................         7,500       193,125
                                                                     -----------
                                                                     $   478,750
                                                                     -----------

Retail - 1.29%
 J C Penney Co., Inc. ..............................         4,000   $   194,250
Saks Inc. * ........................................         4,000       115,500
                                                                     -----------
                                                                     $   309,750
                                                                     -----------

Automotive - 1.18%
 Ford Motor Co. ....................................         5,000   $   282,188
                                                                     -----------

Industrial Products - 0.89%
 York International Corp. ..........................         5,000   $   214,063
                                                                     -----------

Miscellaneous Securities - 0.25%
 Technology General Corp. * ** .....................       292,600   $    58,520
                                                                     -----------

Total common and preferred stocks (cost $11,164,286)                 $17,656,577
                                                                     -----------

* Non-income producing security

** Investment in a company representing 5% or more of such company's outstanding voting securities (such company is defined as an "affiliated company" in Section 2(a)(2) of the Investment Company Act of 1940, as amended). This investment was purchased on February 7, 1969 at a cost of $266,000 and is valued at the average of the bid and ask prices in the over-the-counter market on June 30, 1999.

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                  June 30, 1999
                                   (Unaudited)

                                                         Principal   Market Value
                                                          Amount       (Note A)
                                                          ------       --------
Corporate Bonds and Notes - 1.51%
 Stop and Shop Companies 9.75%
  senior subordinated note due 2/1/2002 ............   $   150,000   $   160,218
 Caesar's World 8.875% senior
  subordinated note due 8/15/2002 ..................       200,000       201,750
                                                                     -----------
Total corporate bonds and notes
      (cost $347,625) ..............................                 $   361,968
                                                                     -----------

U.S. Government Obligations - 2.10%
 U.S. Treasury Note 6% due 8/15/1999 ...............   $   250,000   $   250,391
 U.S. Treasury Note 6% due 10/15/1999 ..............       250,000       250,781
                                                                     -----------
Total U.S. Government Obligations (cost $497,770) ..                 $   501,172
                                                                     -----------

Government Agencies - 1.85%
 Federal National Mortgage Association
    5.50% due 2/15/2002 ............................   $   200,000   $   196,813
 Federal Home Loan Mortgage Corp. ..................
   5.75% due 7/15/2003 .............................       250,000       246,835
                                                                     -----------
Total Government Agencies (cost $444,878) ..........                 $   443,648
                                                                     -----------

Total Investments (cost $12,454,559) ...............                 $18,963,365
                                                                     ===========

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 1999
                                   (Unaudited)

                            ASSETS

Investment in securities, at value
    (identified cost $12,454,559) (Note A) ................................   $ 18,963,365
Cash ......................................................................      4,596,198
Investment in real estate (cost $100,000) .................................         50,000
Receivables:
    Investment securities sold ............................................        265,939
    Dividends and interest ................................................         91,221
    Other .................................................................          9,721
Prepaid Pension Costs .....................................................         12,090
                                                                              ------------

Total assets ..............................................................   $ 23,988,534
                                                                              ------------

                          LIABILITIES
Payables:
    Accrued expenses and other liabilities ................................   $     46,732
                                                                              ------------
Total liabilities .........................................................   $     46,732
                                                                              ------------

                          NET ASSETS

Common Stock, authorized 10,000,000 shares,
    outstanding 2,500,000 shares, $1 par value each .......................   $  2,500,000
Paid in capital ..........................................................      17,722,718
Excess of distributions over accumulated net investment loss ..............     (6,497,913)
Excess of net realized gain on investments over distributions .............      3,758,191
Unrealized appreciation of investments ....................................      6,458,806
                                                                              ------------

Net assets ................................................................   $ 23,941,802
                                                                              ============

Net assets per outstanding share .......................................             $9.58
                                                                                     =====

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                             STATEMENT OF OPERATIONS
                     For the Six Months ended June 30, 1999
                                   (Unaudited)

Investment income and expenses:
    Interest .....................................................   $109,146
    Dividends ....................................................    220,368
                                                                     --------
  Total income ...................................................   $329,514
                                                                     --------

 Expenses (Notes C, D and E):
    Officers' salaries ...........................................   $ 86,500
    Office salaries ..............................................     36,689
    Payroll taxes, fees and employee benefits ....................     24,969
    Pension plan .................................................     24,905
    Directors' fees and expenses .................................     20,550
    Transfer agent and registrar fees ............................     18,268
    Equipment rentals ............................................     12,590
    Rent and Electric ............................................     10,707
    Legal, audit and professional fees ...........................     10,000
    Custodian fees and expenses ..................................      9,758
    American Stock Exchange listing fee ..........................      7,500
    Federal, state and local taxes ...............................      5,185
    Insurance ....................................................      3,517
    Miscellaneous ................................................      1,787
                                                                     --------
      Total expenses .............................................   $272,925
                                                                     --------
Net investment income ............................................   $ 56,589
                                                                     --------

                                   (continued)

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                        STATEMENT OF OPERATIONS-continued
                     For the Six Months ended June 30, 1999
                                   (Unaudited)


Net investment income (from previous page) ...................   $   56,589
                                                                 ----------

Net gain on investments (Notes A and B):
    Realized gain from securities transactions:
      Proceeds from sales ....................................    3,455,476
      Cost of securities sold ................................    2,987,739
                                                                 ----------
      Net realized gain ......................................      467,737
                                                                 ----------

    Unrealized appreciation of investments:
    Beginning of period ......................................    4,234,979
    End of period ............................................    6,458,806
                                                                 ----------
    Net increase in unrealized appreciation ..................    2,223,827
                                                                 ----------

Net realized and unrealized gain on investments ..............    2,691,564
                                                                 ----------

Net increase in net assets resulting from operations .........   $2,748,153
                                                                 ==========




         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       STATEMENT OF CHANGES IN NET ASSETS
               For the six months ended June 30, 1999 (unaudited)
                              and December 31, 1998

                                                          Six Months
                                                           ended             Year Ended
                                                          June 30,          December 31,
                                                           1999                 1998
                                                        ------------        ------------
From investment activities:
  Net investment income ........................        $     56,589        $    107,714
  Net realized gain from securities transactions             467,737             105,517
  Net change in unrealized appreciation ........           2,223,827             643,127
                                                        ------------        ------------

Increase in net assets derived from
  investment activities ........................           2,748,153             856,358

Distributions to shareholders (Note F) .........                   0            (224,250)

Net Assets:
  Beginning of year ............................          21,193,649          20,561,541
                                                        ------------        ------------

  End of  period ...............................        $ 23,941,802        $ 21,193,649
                                                        ============        ============








         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   (Unaudited)

Note A - Significant Accounting Policies

         Sterling Capital Corporation (the "Corporation") (formerly known as The Value Line Development Capital Corporation) is registered under the Investment Company Act of 1940, as amended (the "Act"), and is a diversified, closed-end investment company. The Corporation operates exclusively as an internally managed investment company whereby its own officers and employees, under the general supervision of its Board of Directors, conduct its operations. The following is a summary of significant accounting policies consistently followed, in all material respects, by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(1) Security Valuation

         Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Investments in real estate are valued at fair value as determined by the Board of Directors.

(2) Federal Income Taxes

         The Corporation's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.

         The Corporation for the fiscal year ending December 31, 1999 will probably be a "personal holding company" under the Code, since five or fewer shareholders own directly or indirectly more than 50% in value of the Corporation's outstanding stock, and more than 60% of the Corporation's adjusted ordinary income will probably be "personal holding company income". As a personal holding company, the Corporation will be subject to penalty taxes unless it distributes to its shareholders an amount at least equal to its otherwise undistributed personal holding company income, net of appropriate deductions applicable thereto. It is anticipated that the Corporation will not have any undistributed personal holding company income for the year ended December 31, 1999. Personal holding company income does not include the excess, if any, of net realized long-term capital gains over net realized short-term capital losses, less any Federal income tax attributable to such excess. The Corporation has considered methods of minimizing the possible tax impact of being a personal holding company, and if appropriate, will make sufficient distributions to shareholders so that the Corporation will not be subject to such penalty tax.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   (Unaudited)

(3) Securities Transactions

         Securities transactions are accounted for on the date the securities are purchased or sold (trade date), dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Gains and losses from securities transactions were computed on the identified cost basis.

(4) Distributions to Shareholders

         Dividends to shareholders are recorded on the dividend declaration date.

(5) Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note B - Securities Transactions

         The following summarizes all securities transactions by the Corporation for the six months ended June 30, 1999:

Purchases .........................................................   $3,666,656
Sales (excludes $1,500,000 of short term corporate commercial paper
            and $744,414 of U.S. Government Obligations) ..........   $2,243,325

         Net gain on investments for the six months ended June 30, 1999 was $2,691,564. This amount represents the net increase in value of investments held during the period. The components are as follows:

                           Long transactions .......................  $2,678,680
                           Covered call options written ............      12,884
                                                                      ----------
                           Net gain on investments .................  $2,691,564
                                                                      ==========

         As of June 30, 1999 gross unrealized appreciation and (depreciation) were as follows:

                          Unrealized appreciation..................  $6,986,318
                          Unrealized depreciation..................    (527,512)
                                                                     ----------
                          Net unrealized appreciation..............  $6,458,806
                                                                     ==========

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   (Unaudited)

Note C - Rent

         The Corporation sublets a portion of office space at 635 Madison Avenue, New York, NY, from Windy Gates Corporation ("Windy Gates"), a corporation controlled by Walter Scheuer, the Chairman of the Board of Directors and principal shareholder of the Corporation. The term of the Windy Gates lease expires on June 30, 2004. The term of the sublease to the Corporation expires on June 30, 2004. The annual rental obligation of these premises is being allocated between the Corporation and Windy Gates on the basis of each such party's use of this space. The Corporation's current net annual expense for this space is approximately $20,600.

Note D - Other Transactions with Affiliates

         Aggregate remuneration paid or accrued by the Corporation for the six months ended June 30, 1999 to certain persons who were "affiliated persons" within the meaning of the Act, was as follows:

                           Officers' salaries ........................ $  86,500
                           Amount paid or accrued under Pension Plan..    29,576
                           Directors' fees ...........................    20,000

         Incident to the sublease arrangements for office space at 635 Madison Avenue referred to in Note C above, Mr. Scheuer and the Corporation, have allocated certain of the expenses incurred in connection with each of such party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. For the six months ended June 30, 1999, Mr. Scheuer and the Corporation paid or accrued approximately $277,000 and $52,000, respectively, in connection with the allocation of expenses incurred with respect to the use of such services. In addition, during the period certain persons who are also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation from Mr. Scheuer.

Note E - Pension Plan

         The Corporation has a defined benefit pension plan covering substantially all of its employees', other than Union employees and part-time employees. The benefits are based on years of service and the employee's compensation. The Corporation's funding policy is to contribute annually the maximum amount that can be deducted for Federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

The following tables provide a reconciliation of the changes in the plan's benefit obligations, fair value of assets, and a statement of the funded status for the year ended December 31, 1998:

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   (Unaudited)

Change in Benefit Obligation
   Benefit Obligation at Beginning of Year .................          $ 376,153
   Service Cost ............................................             31,474
   Interest Cost ...........................................             23,714
   Actuarial Loss ..........................................             17,691
                                                                      ---------
   Benefit Obligation at End of Year .......................          $ 449,032
                                                                      =========

Change in Plan Assets
   Fair Value at Beginning of Year .........................          $ 291,767
   Actual Return on Plan Assets ............................             29,175
   Employer Contributions ..................................             25,815
                                                                      ---------
   Fair Value at End of Year ...............................          $ 346,757
                                                                      =========

Funded Status
   Unfunded Status of the Plan .............................          $(102,275)
   Unrecognized Net Actuarial Gain .........................            (25,243)
   Unrecognized Prior Service Costs ........................             39,978
   Unrecognized Transition Obligation ......................             99,630
                                                                      ---------
   Prepaid Benefit Cost ....................................          $  12,090
                                                                      =========

         The following table provides amounts recognized in the balance sheet as of December 31, 1998:

   Prepaid Benefit Cost ....................................          $  12,090
                                                                      ---------
   Net Amount Recognized ...................................          $  12,090
                                                                      =========

The components of net pension costs are as follows:

   Service Cost ............................................          $  31,474
   Interest Cost ...........................................             23,714
   Expected Return on Plan Assets ..........................            (29,175)
   Amortization of Unrecognized Transition Assets ..........              5,244
   Prior Service Costs Recognized ..........................              2,352
   Recognized Net Actuarial Gain ...........................              4,371
                                                                      ---------
   Net Periodic Pension Cost ...............................          $  37,980
                                                                      =========


         The weighted average discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 6.0% and 3.0% respectively. The expected long-term rate of return on assets was 8.0%.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   (Unaudited)

Note F - Distributions to Shareholders

         On January 22, 1999 the Corporation paid a cash distribution of $.04 per share to shareholders of record at the close of business on December 30, 1998. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes was taxable to calendar year shareholders in 1998 even though the distribution was paid to shareholders in 1999. The Board of Directors determined that of the aggregate amount of the distribution ($100,000), $65,000 be considered a charge on the Corporation's books against net investment income and $35,000 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.

         On July 28, 1999 the Board of Directors of the Corporation declared a cash distribution of $.04529 per share, payable September 10, 1999 to shareholders of record at the close of business on August 27, 1999. The entire amount of the distribution represents a distribution of net capital gains and "investment company taxable income" to shareholders realized by the Corporation during 1998 that was not previously distributed to shareholders. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes is taxable to such calendar year shareholders in 1999 even though the distribution represents net capital gains and "investment company taxable income" realized by the Corporation during 1998. The Board of Directors determined that of the aggregate amount of the distribution ($113,225), $42,708 be considered a charge on the Corporation's books against net investment income and $70,517 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution will be provided to each shareholder.

Note G - Year 2000 Readiness Disclosure

         The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 Issue and is developing and implementing a plan to resolve this issue. The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major system failure or miscalculations. The Company presently believes that with modifications to existing software and conversions to new software, the Year 2000 problem will not pose significant operational problems for the Company's computer systems as so modified and converted. However, if such modifications and conversions are not completed timely, the Year 2000 problem may have a material impact on the operations of the Company.

                          STERLING CAPITAL CORPORATION
                              FINANCIAL HIGHLIGHTS



Selected data for each share of capital stock outstanding throughout each period:

                                                Six Months
                                                   ended                          Year Ended December 31
                                              June 30, 1999         1998        1997     1996    1995   1994
                                              -------------         ----        ----     ----    ----   ----
                                               (Unaudited)(1)                         (Audited)
Investment income ............................     $.13              $.26       $.30     $.27     $.39    $.38
Expenses .....................................      .11               .21        .22      .21      .25     .28
                                                  -----             -----      -----    -----    -----   -----
Net investment income ........................      .02               .05        .08      .06      .14     .10

Distributions of net realized
capital gains ................................        -              (.04)      (.82)    (.36)    (.53)      -

Distributions of net investment income .......        -              (.05)      (.06)    (.06)    (.15)   (.08)

Net realized gain (loss) and increase
(decrease) in unrealized appreciation.........     1.08               .30        .87     1.02     1.16    (.68)
                                                  -----             -----      -----    -----    -----   -----

Net increase (decrease) in net asset value         1.10               .26        .07      .66      .62    (.66)
Net asset value:
   Beginning of period .......................     8.48              8.22       8.15     7.49     6.87    7.53
                                                  -----             -----      -----    -----    -----   -----
   End of period  ............................    $9.58             $8.48      $8.22    $8.15    $7.49   $6.87
                                                  =====             =====      =====    =====    =====   =====

Ratio of expenses to average net assets ......      1.2%              2.5%       2.6%     2.6%     3.4%    3.8%

Ratio of net investment income to
average net assets ...........................       .3%               .5%        .9%      .8%     1.8%    1.3%

Portfolio turnover ...........................       13%               41%        40%      57%      51%     77%

Number of shares outstanding at end
of each period (in 000's)  ...................    2,500             2,500      2,500    2,500    2,500   2,500



(1) Not annualized